Pledge of Equity Agreement

This Agreement is executed by:

(1) Pledgeors (hereinafter referred to as "Party A"): Yiyang Xiangyun Holding, Co., Ltd, a limited liability company registered in Yiyang, PRC, and the registration number of its legal and valid Business License is 430900000021965;

and

(2) Pledgee (hereinafter referred to as "Party B"): Yiyang Tone Express (HK) Limited, a wholly foreign-owned enterprise registered in Yiyang, PRC, and the registration number of its legal and valid Business License is 430900400001736;

on December 24, 2009 in Yiyang, China.

Whereas:

1. Party A is the only shareholder of Yiyang Xiangyun Group Co., Ltd (hereinafter referred to as Yiyang Xiangyun), who legally holds all of the equity interest of Yiyang Xiangyun.

2. Party B is a wholly-foreign owned enterprise incorporated and existing within the territory of China in accordance with the law of the People's Republic of China, the registration number of its legal and valid Business License is 430900400001736, and the legal registered address is No. 823 Taohualun West Road, Yiyang, China .

3. Yiyang Xiangyun is an enterprise incorporated and existing within the territory of China in accordance with the law of the People's Republic of China, the registration number of its legal and valid Business License is 430900000002054 and the legal registered address is No. 823 Taohualun West Road, Yiyang, China.

4. Party B and Yiyang Xiangyun signed an "Exclusive Management and Consulting Service Agreement" (hereinafter referred to as "Service Agreement") on December 24, 2009. To ensure that B can acquire consulting service charge specified in Service Agreement, Party A agrees to pledge the 100% of equity interest of Yiyang Xiangyun they own to Party B.

Therefore, in accordance with applicable laws and regulations of the People's Republic of China, the Parties hereto reach the Agreement through friendly

negotiation on the principle of equality and mutual benefit and abide by.

1. Definition

Unless otherwise provided in this contract, the following terms as used in this contract shall have the meanings set force below:

1.1 **"Pledge"** means all the matters listed in Article 2 herein.

1.2 **"Shareholdings"** means 100% of equity interest of Yiyang Xiangyun legally owned by pledgers.

1.3 **"Term of Pledge"** means the terms stipulated in Article 3 herein.

1.4 **"Service Agreement"** means "Exclusive Management and Consulting Service Agreement" signed by and between Yiyang Xiangyun and pledgee on December 24 , 2009.

1.5 **"Breach of Contract"** means any situation listed in Article 6.1 herein.

1.6 **"Notice of default"** means a notice of breach send by the pledge according to this contract.

1.7 Terms not defined in this contract in particular have the same meaning with the related words in the Service Agreement.

2. Pledge

Party A pledge all the equity interests in Yiyang Xiangyun to party B. Pledge is the right that owned by party B, with which party A pledges to party B the interest discount, auctions or the earnings of selling this right to repay the consulting service fee that deserved by party B under the "Service Agreement" in priority.

3. Term of Pledge

This contract enters into effect since the day that the pledge of equity interest under this agreement registered with the Industry and Commerce Administration Authorities. This agreement shall terminate two years after the expiration of "Service Agreement" and all the liabilities and obligation under the service agreement have been discharged.

During the term of pledge, if Yiyang Xiangyun failed to deliver consulting services fee in whole or in part according to "Service Agreement", party B have

the right to dispose pledge according to the provisions of this contract.

4. **Preservation of Pledge Documents**

4.1 During the term of pledge under this contract, party A should deliver the interest contributive certificate in Yiyang Xiangyu and the stock ledger which records the shareholding pledge under this contract to party B for preservation. Party A should deliver the above documents one week since the day this contract is signed.

4.2 Party B has the right to obtain the stock dividends.

5. **Representations and Warranties of Party A**

5.1 Party A are Chinese citizens with full capacity, which have complete and independent legal status and legal capacity to sign, deliver and perform this contract and may be a independent party of proceedings.

5.2 Party A are legitimate owners of shareholdings.

5.3 Party A have all the rights, powers and authorizations to enter into this agreement, no consent of any third parties is necessary.

5.4 At any time, once Party B under this contract exercises the right of pledge, should not have interference from any other parties.

5.5 In addition to Party B, there is no other lien, pledge, mortgage, the right to claim, other security interests or any third-party restrictions existing on the shareholdings pledged under this contract.

5.6 Without the prior written consent of Party B, Party A shall not transfer shareholdings, shall not set up or permit any lien, pledge, mortgage, the right to claim, other security interests and third-party restrictions which will affect the rights and interests of Party B.

5.7 Party A will comply with and implement all applicable laws and regulations relevant to pledge. Once receiving any notice, directive and recommendations with reference to pledge from the authorities, Party A will produce the above-mentioned notice to Party B within 5 days after the receipt and come up with opinions and statements according to reasonable requirement or consent of Party B.

5.8 Any event that may lead to an impact on the pledged shareholdings, or change the guarantees, obligations under this contract of Party A, or affect

Party A to fulfill its obligations shall be noticed to Party B promptly.

5.9 Party A agrees that the right of Party B to exercise pledge according to the terms in this contract will not be disrupted or impaired by Party A, the heirs or principal of Party A or any other person.

5.10 Party A has all the necessary rights to enter into and deliver the contract which is signed and delivered legally and appropriately. The contract will bind Party A legally, and can be enforced under the terms of this contract.

5.11Party A should complete registration and filing procedures of shareholding pledge in government departments, including but not limit to industrial and commercial administrative department.

5.12 For the interests of Party B, Party A will abide by, carry out all of the above assurances, commitments, agreements, representations and conditions. If Party A does not perform or fully fulfill their assurances, commitments, agreements, representations and conditions, Party A shall indemnify Party B for all losses suffered thereby.

6. Breach of Contract

6.1 All the following items are deemed as breach of contract:

6.1.1 Yiyang Xiangyun fails to pay for consulting services under "Service Agreement" in full and on time.

6.1.2 There are substantial misleading or mistakes in any representations and warranties Party A made in Clause 5 in this contract or in the service agreement, option agreement and operating agreement, and/or Party A violates the above representations and warranties.

6.1.3 Party A violates any covenants or clauses including in this contract or the service agreement, the option agreement and the operating agreement.

6.1.4 In addition to Clause5.6 of this contract, Party A give up pledged shareholdings or transfer the pledged shareholdings without the written consent of Party B.

6.1.5 Any loans, guarantees, compensation, commitment or other debt obligations in Yiyang Xiangyun,(1)required for early repayment of performance because of breach of contract; or (2) have expired but can not be repaid or carried out on schedule, which Party B reckon the capacity of Yiyang Xiangyun to carry out its obligations has been affected.

6.1.6 Party A fails to repay its general obligations of other debts.

6.1.7 This contract becomes illegal on account of enactment of relevant laws,

or Party A fails to perform obligations under this contract.

6.1.8 All the agreements from government departments, license, approval or authorization which are necessary for the legalization and effectiveness of this contract are withdrawn, suspended, expired or substantially revised.

6.1.9 Party B reckon that the capacity to fulfill obligations under this contract of Party A has been affected for adverse changes of its property.

6.1.10 The successor or custodian of Yiyang Xiangyun can only perform part of or refuse to perform the obligation of payment under "Service Agreement"

6.1.11 Party B fails to exercise the pledge according to relevant laws and regulations.

6.2 Party A shall immediately notify Party B in written as long as Party A knows or has found that any matter stipulated in Article 6.1 or event that may lead to the above matters has occurred.

6.3 Unless the default matters set out in Article 6.1 have been resolved and Party B is satisfied with that, Party B may send a default notice to Party A in writing during or after the occurrence of the aforesaid matters requesting Party A to pay all the arrears and other payables under the "Service Agreement" or dispose of pledge in accordance with Article 7 of this contract.

7. Enforcement of Pledge

7.1 Before the consulting service is fully repaid in the "Service Agreement", Party A is not allowed to transfer the pledged shareholdings without the written consent of Party B.

7.2 A default notice shall be sent to Party A from Party B when excising the pledge.

7.3 Subject to the provisions of Article 6.3, Party B is allowed to dispose of the pledge at the same time or after the default notice is issued according to Article 6.3.

7.4 Party B is entitled to be repaid in priority with the interest discount, auctions or the earnings of selling the all or part of the pledge under this contract in statutory procedures, until all the unpaid consulting service fee and other payables under the "Service Agreement" are completely satisfied.

7.5 Party A shall not set up obstacles and shall provide necessary assistance to

enable Party B to achieve its right of pledge.

8. **Transfer**

8.1 Party A are not allowed to gift or transfer its rights and obligations under this contract without the prior written consent of Party B.

8.2 This contract binds Party A and its successors, as well as the transferees of the pledge with the consent of Party B and are effective to Party B and its successors and transferees.

8.3 Party B is entitled to transfer all the rights and obligations under "Service Agreement" to its designated persons or legal persons, in this case, the transferees shall enjoy rights and assume obligations of Party B under this contract as a Party of it. Party A shall sign relevant agreements and documents requested by Party B during the aforesaid transfer.

8.4 New parties of the pledge shall resigned the pledge contract after the transfer.

9. **Termination**

This agreement shall terminate after the reimbursement of consulting service under "Service Agreement" is completed and Yiyang Xiangyun no longer assume any oblligations under the said agreement. Party B shall remove or dissolute this agreement within a reasonable period as soon as possible.

10. **Expenses**

10.1 Party A shall bear all the costs and actual expenses related to this contract, including but not limited to legal fees, nominal fees, stamp taxes and all other taxes and fees.

10.2 If not pay any tax, fee, or Party B take any actions to recourse for other reasons, Party A shall bear all costs arising therefrom(including but limited to various taxes and fees handling the right of pledge, management fees, court costs, attorney fees and all kinds of insurance, etc.).

11. **Event of Force Majeure**

11.1 "EVENT OF FORCE MAJEURE" means any one or more events or circumstances beyond the control of a Party, which cannot be prevented by reasonable precautions taken by such Party, having a material adverse

effect on a Party's ability to perform its obligation under this Contract. An Event of Force Majeure shall include, but not be limited to: riot, war, hostility, public disturbance or other civil unrest; strikes, lockouts or other labor disputes and work stoppages; failure or significant interruption of transportation or other utilities; sabotage or terrorism; quarantine or epidemic; fire, flood, earthquake, storm, tidal wave or other acts of nature; or any other event beyond the reasonable control of a Party, all provided that: ***(i)*** such a Party is acting in good faith and without fault in causing such events, ***(ii)*** such Event of Force Majeure is the sole reason for the nonperformance of such Party's obligations hereunder and ***(iii)*** that the non-performing Party has notified the other Party of such Event of Force Majeure within thirty (30) days from its beginning.

11.2 If any Party is prevented from performing any of its obligations under this Contract due to an Event of Force Majeure, the time for performance of such obligations under this Contract shall be extended by a period equal to the period of delay caused by such Event of Force Majeure. A Party claiming inability to perform due to an Event of Force Majeure shall take appropriate measures to minimize or remove the effects of the Event of Force Majeure and, within the shortest possible time, attempt to resume performance of the obligation(s) affected by the Event of Force Majeure. If an Event of Force Majeure occurs, a Party shall not be responsible for any damage, increased costs or loss, which the other Party may sustain by reason of such a failure or delay of performance, and such failure or delay shall not be deemed a breach of this Contract. All other obligations under this Contract and the time for performance thereof shall not be affected thereby.

11.3 The affected Party shall immediately notify the other Party of the occurrence of any Event of Force Majeure and shall provide available evidence thereof. Should the delay caused by any Event of Force Majeure continue for more than three (3) months, either Party may initiate the termination of this contract.

12. Settlement of Disputes

12.1 The formation, validity, interpretation, execution, amendment and termination of this Contract shall be governed by the published laws and regulations of PRC.

12.2 Any dispute arising from, out of or in connection with this Contract shall be first settled through friendly consultations between the Parties. Such consultations shall begin immediately after one Party has delivered to the

other Party written request for such consultation. If within thirty (30) days following the date on which such notice is given, the dispute cannot be settled through consultations, each Party can submit such matter to China International Economic and Trade Arbitration Commission (the "CIETAC") for arbitration in Beijing under the current effective rules of CIETAC. The arbitration proceedings shall be conducted in English. The arbitration award shall be final and binding upon the parties and shall be enforceable in accordance with its terms.

13. Notice

13.1 All notices or other communications provided for hereunder shall be written in English and Chinese and shall be delivered by personal delivery or by registered or postage prepaid mail, recognized courier service or facsimile transmission to the address of the relevant party or parties set forth below.

If to Party A: Yiyang Xiangyun Holding Company Limited
Address: No. 823 Taohualun West Road, Yiyang, China

If to Party B: Yiyang Tone Express (HK) Limited
Address: No. 823 Taohualun West Road, Yiyang, China

13.2 A notice or a correspondence shall be deemed to be received in accordance with the following:

13.2.1 If sent by fax and confirmed by the transmission report, at the time of the date indicated on the transmission report, unless the fax is transmitted after 5 pm of the day, or if the day is not a business day in the place where the recipient is domiciled, on the date immediately after such day;

13.2.2 If delivered by hand (including courier services), at the time of the date of which the recipient receives and accepts the notice or correspondence or another person at the address of the recipient receives and accepts the notice or correspondence; or

13.2.3 If delivered by registered mail, at the time of the third day after the date on the receipt issued by the relevant post office.

14. Appendix

The appendix listed in this contract is an integral part of the contract.

15. Effectiveness

15.1 Any amendment and supplement to this Agreement shall be effective only if it is made in writing and signed by the parties hereto. The amendment and supplement duly executed by the parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

15.2 This Agreement is executed in English and Chinese. Both "English" and "Chinese" versions have the same legal force.

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Party A: Yiyang Xiangyun Holding Company Limited

(seal)

Authorized representative: Yueming Guo
(signature)

Party B: Yiyang Tone Express (HK) Limited

(seal)

Authorized representative: Yueming Guo
(signature)